Principal Exchange-Traded Funds
Principal Capital Appreciation Select ETF
Supplement dated September 21, 2026
to the Prospectus dated November 1, 2025 (as previously supplemented)
and Summary Prospectus dated November 1, 2025 as amended
March 16, 2026, June 26, 2026 and September 21, 2026
This supplement updates information contained in the Prospectus and Summary Prospectus for the Principal Capital Appreciation Select ETF. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL CAPITAL APPRECIATION SELECT ETF
On September 15, 2026, the Fund’s Board of Trustees approved a change to the Fund’s diversification classification from “diversified” to “non-diversified” and a change to the related fundamental investment restriction (together, the “Proposed Change”). Fund shareholders of record on October 5, 2026, are entitled to vote on the Proposed Change at a Special Meeting of Shareholders of the Fund tentatively scheduled for November 24, 2026. Additional information about the Proposed Change will be provided in the Proxy Statement that is expected to be sent to record date Fund shareholders on or about October 12, 2026. The Proposed Change, if approved by Fund shareholders, is expected to be effective on or about December 1, 2026. However, the Fund’s officers have the discretion to change these dates.
On or about December 1, 2026, subject to shareholder approval, under Principal Investment Strategies, add the following after the first paragraph:
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
On or about December 1, 2026, subject to shareholder approval, in the Principal Risks section, add the following to the alphabetical list of risks:
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.